Exhibit 99.2

TSYS Announces First Quarter 2008 Earnings
Page 7 of 13

TSYS
Financial Highlights
(unaudited)
(in thousands, except per share data)

	Three Months Ended
	March 31,
			Percentage
	2008	2007	Change

Revenues
Electronic payment processing services*	$241,279	230,060	4.9%
Merchant acquiring services	61,667	60,680	1.6
Other services*	57,095	52,871	8.0
Revenues before reimbursables	360,041	343,611	4.8
Reimbursable items	101,682	85,992	18.2
Total revenues	461,723	429,603	7.5

Expenses
Salaries & other personnel expense*	148,317	140,445	5.6
Net occupancy & equipment expense*	72,886	67,348	8.2
Spin related expenses*	6,895	-	nm
Other operating expenses*	45,168	50,139	(9.9)
Expenses before reimbursable items	273,266	257,932	5.9
Reimbursable items	101,682	85,992	18.2
Total operating expenses	374,948	343,924	9.0

Operating income	86,775	85,679	1.3

Other income:
Interest income	2,563	5,488	(53.3)
Interest expense	(3,340)	(210)	nm
Gain on foreign currency translation, net	1,943	683	184.5
Dividend income	134	15	nm
Other income	1,300	5,976	(78.2)

Income before income taxes, minority interest
and equity in income of equity investments	88,075	91,655	(3.9)
Income taxes	33,035	34,892	(5.3)
Income before minority interest and equity
in income of equity investments	55,040	56,763	(3.0)
Minority interest	(250)	(350)	28.6
Equity in income of equity investments	1,824	860	112.1

Net income	$56,614	57,273	(1.2)%

Basic earnings per share	$0.29	0.29	(1.3)%

Diluted earnings per share	$0.29	0.29	(1.3)%

Dividend declared per share	$0.07	0.07

Average common shares outstanding	196,745	196,487

Average common and common
equivalent shares outstanding	197,306	196,938

* Certain amounts have been previously reclassed to conform with the presentation adopted in 2008.

nm = not meaningful

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TSYS Announces First Quarter 2008 Earnings

TSYS
Segment Breakdown
(unaudited)
(in thousands)

	Three Months Ended March 31, 2008					Three Months Ended March 31, 2007
	Domestic- Based Support Services	International- Based Support Services	Merchant Acquiring Services	Spin- Related Costs	Consolidated	Domestic- Based Support Services	International- Based Support Services	Merchant Acquiring Services	Spin- Related Costs	Consolidated

Revenues before reimbursables	$242,771	67,957	55,129	-	365,857	240,106	52,963	55,681	-	348,750
Intersegment revenues	(5,231)	(403)	(182)	-	(5,816)	(4,776)	(223)	(140)	-	(5,139)
Revenues before reimbursables
from external customers	$237,540	67,554	54,947	-	360,041	235,330	52,740	55,541	-	343,611
Total revenues	$328,909	69,824	70,937	-	469,670	313,595	55,400	67,747	-	436,742
Intersegment revenues	(7,362)	(403)	(182)	-	(7,947)	(6,776)	(223)	(140)	-	(7,139)
Revenues from external customers	$321,547	69,421	70,755	-	461,723	306,819	55,177	67,607	-	429,603
Depreciation and amortization	$24,980	7,695	6,554	-	39,229	25,951	5,800	6,846	-	38,597
Intersegment expenses	$2,774	(3,541)	(7,180)	-	(7,947)	3,476	(3,239)	(7,371)	-	(7,134)
Segment operating income	$71,150	7,446	15,074	(6,895)	86,775	62,481	11,112	12,086	-	85,679
Income before income taxes, minority interest and
equity income of equity investments	70,836	8,750	15,384	(6,895)	88,075	67,613	11,379	12,663	-	91,655
Income tax expense	$26,637	2,914	5,408	(1,924)	33,035	26,186	4,172	4,534	-	34,892
Equity in income of equity investments	$(338)	2,162	-	-	1,824	-	860	-	-	860
Net Income	$45,917	5,693	9,976	(4,972)	56,614	41,547	7,597	8,129	-	57,273
Identifiable assets	1,296,349	353,655	188,360	-	1,838,364
Intersegment eliminations	(312,664)	(1,514)	(1,209)	-	(315,387)
Total assets	983,685	352,141	187,151	-	1,522,977

Note:

Revenues from domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States. Revenues from merchant processing services include

TSYS Acquiring's merchant acquiring and related services.

Effective February 1, 2008, TSYS merged the operations of Golden Retriever LLC with TSYS Acquiring Solutions, LLC. As a result of the merger,

the results of Golden Retriever for prior periods have been reclassified to reflect the move from domestic-based support services to the merchant acquiring services segment.

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TSYS Announces First Quarter 2008 Earnings

TSYS
Balance Sheet
(in thousands)
	Mar 31, 2008	Dec 31, 2007
	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$242,649	210,518
Restricted cash	25,706	29,688
Accounts receivable, net	261,935	256,970
Deferred income tax assets	19,787	17,152
Prepaid expenses and other current assets	75,492	72,250
Total current assets	625,569	586,578
Property and equipment, net	287,594	283,138
Computer software, net	195,853	205,830
Contract acquisition costs, net	159,778	151,599
Goodwill, net	143,555	142,545
Equity investments, net	85,189	80,905
Other intangible assets, net	13,209	13,462
Other assets	12,230	14,963
Total assets	$1,522,977	1,479,020

Liabilities and Shareholders' Equity
Current liabilities:
Accrued salaries and employee benefits	$50,787	85,142
Accounts payable	43,638	41,817
Current portion of notes payable	71,776	8,648
Current portion of obligations under capital leases	3,552	3,080
Other current liabilities	163,905	135,108
Total current liabilities	333,658	273,795
Notes payable, excluding current portion	186,292	252,659
Deferred income tax liabilities	67,232	67,428
Obligations under capital leases, excluding current portion	7,562	3,934
Other long-term liabilities	30,524	28,151
Total liabilities	625,268	625,967
Minority interests in consolidated subsidiaries	9,793	8,580
Shareholders' Equity:
Common stock	20,038	19,966
Additional paid-in capital	112,402	104,762
Accumulated other comprehensive income, net	32,687	28,322
Treasury stock	(45,475)	(34,138)
Retained earnings	768,264	725,561
Total shareholders' equity	887,916	844,473
Total liabilities and shareholders' equity	$1,522,977	1,479,020

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TSYS Announces First Quarter 2008 Earnings

TSYS
Cash Flow
(unaudited)
(in thousands)
	Three Months Ended March 31,
	2008	2007

Cash flows from operating activities:
Net income	$56,614	57,273
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interests in consolidated subsidiaries' net income	250	350
Equity in income of equity investments	(1,824)	(860)
Gain on currency translation adjustments, net	(1,943)	(683)
Depreciation and amortization	39,229	38,597
Share-based compensation	7,895	3,036
Asset impairments	-	620
Provisions for (recoveries of) bad debt expense and billing
adjustments	2,101	(1,239)
Charges for transaction processing provisions	265	(792)
Deferred income tax benefit	(6,875)	(1,006)
Loss on disposal of equipment, net	161	20
(Increase) decrease in:
Accounts receivable	(6,140)	9,089
Prepaid expenses, other current assets and other long-term assets	2,530	(3,518)
Increase (decrease) in:
Accounts payable	3,426	735
Accrued salaries and employee benefits	(34,401)	(39,211)
Excess tax benefit from share-based payment arrangements	(67)	(2,503)
Other current liabilities and other long-term liabilities	38,778	6,542
Net cash provided by operating activities	99,999	66,450

Cash flows from investing activities:
Purchases of property and equipment, net	(14,350)	(17,232)
Additions to licensed computer software from vendors	(2,351)	(3,884)
Additions to internally developed computer software	(2,413)	(3,039)
Cash used in acquisitions and equity investments	-	(472)
Additions to contract acquisition costs	(17,168)	(7,145)
Net cash used in investing activities	(36,282)	(31,772)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	-	6,805
Principal payments on long-term debt borrowings and
capital lease obligations	(4,976)	(562)
Proceeds from exercise of stock options	59	3,518
Excess tax benefit from share-based payment arrangements	67	2,503
Repurchase of common stock	(11,369)	-
Dividends paid on common stock	(13,858)	(13,783)
Net cash used in financing activities	(30,077)	(1,519)
Effect of exchange rate changes on cash and cash equivalents	(1,509)	(571)
Net increase in cash and cash equivalents	32,131	32,588
Cash and cash equivalents at beginning of year	210,518	389,123
Cash and cash equivalents at end of period	$242,649	421,711

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TSYS Announces First Quarter 2008 Earnings

Geographic Area Data:
The following geographic area data represents revenues for the three months ended March 31 based on where the client is domiciled:

	Three Months Ended March 31,
(dollars in millions):	2008	%	2007	%	% Chg
United States	$354.1	76.7%	$337.7	78.6%	4.8%
Europe	58.9	12.7	45.9	10.7	28.2
Canada	31.7	6.9	30.0	7.0	5.4
Japan	7.4	1.6	5.3	1.2	40.0
Mexico	3.7	0.8	3.3	0.8	14.4
Other	5.9	1.3	7.4	1.7	(19.6)
	$461.7	100.0%	$429.6	100.0%	7.5%

Geographic Area Revenue by Operating Segment:
The following table reconciles segment revenues to revenues by reporting segment for the three months ended March 31:

	Three Months Ended March 31,
	Domestic-based		International-based		Merchant acquiring
	support services		support services		services
(dollars in millions):	2008	2007	2008	2007	2008	2007
United States	$283.6	271.2	0.1	-	70.4	66.5
Europe	0.3	0.4	58.6	45.5	-	-
Canada	31.5	29.9	-	-	0.2	0.1
Japan	-	-	7.4	5.3	-	-
Mexico	3.7	3.3	-	-	-	-
Other	2.1	2.9	3.6	4.4	0.2	0.1
	$321.2	307.7	69.7	55.2	70.8	66.7

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TSYS Announces First Quarter 2008 Earnings

Supplemental Information:
	Accounts on File at March 31,
(in millions)	2008	%	2007	%	% Change
Consumer	211.4	57.9%	268.9	63.6%	(21.4)%
Retail	57.9	15.9	52.5	12.4	10.4
Commercial	40.1	11.0	32.8	7.8	22.1
Government services	24.1	6.6	21.5	5.1	11.8
Stored Value	26.0	7.1	42.2	10.0	(38.4)
Debit	5.4	1.5	4.8	1.1	12.1
	364.9	100.0%	422.7	100.0%	(13.7)%

(in millions)	March 31, 2008		March 31, 2007		% Change
YTD Average Accounts on File	370.2		418.3		(11.5)

	Accounts on File at March 31,
(in millions)	2008	%	2007	%	% Change
Domestic	283.4	77.7%	353.5	83.6%	(19.8)%
International	81.5	22.3	69.2	16.4	17.9
	364.9	100.0%	422.7	100.0%	(13.7)%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
	March 2007 to March 2008	March 2006 to March 2007
Beginning balance	422.7	440.4
Change in accounts on file due to:
Internal growth of existing clients	53.9	36.2
New clients	18.2	96.1
Purges/Sales	(25.3)	(19.2)
Deconversions	(104.6)	(130.8)
Ending balance	364.9	422.7

Number of Employees (FTEs):	2008	2007
At March 31,	7,548	6,804
YTD average for period ended March 31,	7,245	6,740
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TSYS Announces First Quarter 2008 Earnings

RECONCILIATION OF GAAP TO NON-GAAP

	Three Months Ended March 31,
(in thousands, except per share)	2008	2007	% Change
REVENUES
Total revenues	$461,723	429,603	7.5%
Deduct: revenues associated with deconverted portfolios	(4,856)	(28,899)
Total revenues, excluding revenues associated with
deconverted portfolios	$456,867	400,704	14.0%

OPERATING INCOME
Operating income	$86,775	85,679	1.3%
Add: spin-related costs	6,895	-
Operating income, excluding spin-related expenses	$93,670	85,679	9.3%

Revenues before reimbursables	$360,041	343,611
Total revenues	$461,723	429,603

Operating margin, as reported	18.8%	19.9%
Operating margin, excluding reimbursables	24.1%	24.9%
Operating margin, excluding reimbursables
and spin-related expenses	26.0%	24.9%

NET INCOME
Net income	$56,614	57,273	(1.2)%
Add: spin-related costs, net of tax	4,972	-
Net income, excluding spin-related expenses	$61,586	57,273	7.5%

Common shares outstanding	196,745	196,487

EARNINGS PER SHARE (EPS) - Basic
Basic earnings per share	$0.29	0.29	(1.3)%
Add: spin-related costs, net of tax per share	0.02	-
Basic EPS, excluding spin-related expenses	$0.31	0.29	7.4%

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